Exhibit 99.1

Coordinated Personal Home Care

A pre?acute solution to the post-acute problemSM

AvondalePartners

August 14, 2013

Forward-Looking Statements

The following information contains, or may be deemed to contain, forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of Addus may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree, and historical results may not be an indication of future performance. For a discussion of some of the important factors that could cause Addus’ results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to Addus’ most recent Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, each of which is available at www.SEC.gov, particularly the Sections entitled “Risk Factors”. Addus undertakes no obligation to update or revise any forward-looking statements, except as may be required by law.

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Mission

It is the primary mission of Addus HealthCare to improve the health and well being of our consumers through the provision of quality, cost-effective home and community based services.

We will accomplish our goals by fostering an environment in which our employees enthusiastically support and advance our mission.

Reward for accomplishing our mission includes pride in our organization, contribution to the community and a reasonable profit.

Investment Highlights

Large & Growing Market

Broad Range of Services and Payors

Differentiated, Coordinated Care Model

Positioned to Excel under Healthcare Reform

Significant Operational Scale Across National Footprint

History of Growth through Acquisition Multiple Organic Growth Opportunities Experienced Management Team

About Addus

Who is Addus?

Comprehensive provider of home and community based services, which are primarily social in nature, focused primarily on the Dual Eligible population:

Personal Care

Private Duty

Adult Day Service

Key Facts:

Founded in 1979

14,000+ employees

26,000+ consumers (many dual eligible)

2012 Revenues of $244.3 million

„Diversified payor base (200+ payors)

Largest payor —64% of 2012 total revenues

98 Locations Across 20 States

Who We Serve

Focusing on the Dual Eligible Population

Concentration of Health Care Spending in the U.S. Population, 2007

Percentof Population, Ranked by Health Care Spending

Addus focuses on the top 5% who utilize 50% of resources and expenditures!

Source: Kaiser Family Foundation calculations using data from U.S.  Department of Health and Human Services, Agency for Healthcare Research and Quality, Medical Expenditure Panel Survey (MEPS), 2007

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Addus Dual AdvantageTM

The New Paradigm

Long term care risk makes it essential that health plan dual eligible members live safely and healthfully at home as long as possible

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Where are we in the Continuum of Care

Transportation Rehab Facility Home Health $ $ $ $ $ Personal Companion $ Emergency Home Hospital

Family and Response Case Physicians Ambulance/ER Intensive Care Nursing Home Community (PERS) Management $ $ $ $ $ $ $ $ $ $ $ $ $ $ $

Friendly Psychiatric Healthy Inpatient $ $ $ $ $ Living—Eat Visiting ?? Tele Health $ Hospice $ $ an Apple

Specialty Sub-Acute Telephone Diagnostics $ $ $ Facilities $ $ $ $ $ Reassurance Hospital $ $ $ $ Meals at Personal Care $ Behavioral Home Health $ $ Adult Day

Pre-Acute Acute

Long-Term Care Expenditures

Growth in Medicaid Long Term Care Expenditures

Medicaid Spending Per Beneficiary

Insitutional Care Expenditures(Billions)

Home & Community Based Services Expenditures (Billions)

.

SOURCE: KCMU and Urban Institute analysis of HCFA/CMS64 data. June 2011

Source: Kassner, Reinhard, Fox Grage, Houser, Accius, Coleman and Milne. AARP Public Policy Institute: “A Balancing Act: State Long?Term Care Reform,” July 2008

$80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0

1990 1995 2000 2002 2004 2006 2008 2009

$30,000 $25,000 $24,500 $20,000

$15,000 $9,200 $10,000

$5,000

$0

Nursing Home Home Care

THE LANDSCAPE IS SHIFTING

States are shifting responsibility for care to health plans and managed care Focus on managing and coordinating care for the costly dual eligible population

Dual Eligible

What is the Opportunity?

Medicare Program

Populations 65+ years

Hospital Services (Part A)

Post Acute Care SNF / Rehab

Professional Services (Part B)

Post acute Home Care Services

Prescription Services (Part D)

Duals Represent 36% of Total Medicare Spending

Medicaid Programs

Generally populations 65+ years w Income limits Home Based Personal Care Long term Nursing Home Care Duals Represent 39% of Total Medicaid Spending 69% of Medicaid Spending is for Long Term Care

Pilot Program Features / Objectives

Total $300 Billion in annual spending for dual eligible enrollees in 2007

Funding for both programs administered through the States

26 States have indicated they will participate over the next 3  years

Each State will decide on the size, nature and timing of the  pilots

Approximately 9 million are “Duals”

Bids are being solicited from multiple “Managed Care Companies”

Stated Objectives:

Eliminate service duplication / streamline administration

Keep member functioning in the home environment

Avoid / lower the cost for Acute Care services

Sources: Kaiser Commission on Medicaid and the Uninsured, April 2011

States Pursuing a Dual Program

MCO Plans/Programs already implemented

2013 Implementation Plans

2014 Implementation Plans

No Implementation Plans

Source: Kaiser Commission on Medicaid and the Uninsured, May 2012

Addus location(s)

Health Plan's Worst Nightmare

The Choice is Obvious!



Home Personal Care
$9,200/year

Vs.


Emergency

Emergency Room
$1,700/visit



Ambulance
$1,000/ride

Total Episodic Cost & one-year of Nursing Home
$75,620



Acute Care Hospital
$12,320/stay



Nursing Home
$42,000/year



Rehab Facility
$18,600/stay

Sources: Consumer Health Ratings.com
CMS.gov

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Addus HomeCare

Addus Dual AdvantageTM

The Addus Homecare Aid—A Powerful Resource

No one knows more about the member…

No one is in a better position to positively effect health outcomes…

…Than the Addus Home Care Aide

Home Care

Integrated Clinical Strategy Begins In The Home

Family

Addus Addus Home Call Care Aide Center

Community?Based Resources Interdisciplinary

& Advocacy Care Team Groups

Client Health Plan Primary Care Case Health Manager Providers Community?Based Providers & Pharmacies

A System Connecting the Aid to the Health Plan

Service Excellence

Connect Aide to Health System

Touch Member based on Acuity

Bring Aide into Addus Culture

Empower Aide through Self?Service

Centralize Transactions by Areas of Excellence

Drive Health Outcomes

Continuous Training

Increase Employee Interaction

Eliminate Paper

Use Technology to Touch Members

Operating Platform

Application Software

Central Data Repository

Interoperability

Mobile Tools

IPads &Smart Phones

Smart Messaging

Picture & Videos

Addus Dual AdvantageTM

Utilizing Technology to Link the Homecare Aid to the Healthcare Team

Changes in Condition – Real time reports through the device, triggering an alert to appropriate personnel.

Additional Information – Pictures and short videos.

Monitoring per Diagnosis –

Customized to primary diagnosis.

Reporting – Reports directly from the Aide to Health Plan.

Addus Contact Center

Supporting High Touch In Home Care-giver Strategy

Case Intake

Support inbound & outbound traffic Integrates with payor strategy & needs Processes customized to support payor

Serves as an additional connection point to the consumer

– Support the medical plan of care

– Support field team’s activities, integrating with in?home visits

– Provides additional resource for screening, check?ins and follow?up

Taking transactions out of the Clinician’s work day.

Addus Dual AdvantageTM

Outstanding Outcomes Begin With Good Communication

Addus Employees Represent A Diverse Group With A Multitude of Language Skills

American Sign Navajo

Bosnian Nigerian

Cambodian Polish

Cantonese Russian

English Spanish

Farsi Swahili

French Tagalog

Greek Ukrainian

Hindi Vietnamese

Japanese Yugoslav

Addus Care System Framework

Intake Consumer Employee GL & Accounts Mobile Services Services Receivables Web

Referrals Scheduling HR Billing, Reimbursement Electronic Visit Reception Best Fit Staffing Employee Outreach and Collections Verification Personnel & Client Visit Assignment Payroll Self?Service Maintenance Wellness Monitoring Wellness Observations and Reporting

Integration Layer

Other Payers Managed Care HCBS Network Counties Organizations Medical Groups

Addus Dual AdvantageTM

A Model for Extending the Reach of Health Plan Case Managers

Serving the dual eligible population at home:

Complicated

Logistics intense

Highly transactional

Requires disciplined processes

Provides tremendous opportunity for case management extension!

Addus Dual AdvantageTM

Strong Union Relationships Drive Addus Success

Addus Named to American Rights at Work, a leading labor policy and advocacy organization, inaugural “Labor Day List: Partnerships that Work”

Organized since 1985

More than 11,000 Addus Home Care Aides are members of SEIU  Nationally National Collective Bargaining & Neutrality Agreement

13 Local Collective Bargaining Economic Agreements Serve as Taft –Hartley Trustee for Health Care in Illinois & Washington Serve as Trustee on Training Trust in Illinois

& Washington

Home Care Programs Improve Outcomes

Nursing home admissions fell, in spite of rising populations;  substantial savings

HCBS Strategies Study

Illinois Residents Age 75+

Total Population vs. Nursing Home Residents

1,000,000 800,000 600,000 400,000 200,000 0

80,000 78,000 76,000 74,000 72,000 70,000 68,000

1980 2008

Medicaid 75+ Nursing Home Population

Source: CCP Cost Effectiveness: Comparison of CCP growth with Nursing  Facility Prevalence Reductions HCBS Strategies Inc. February 10, 2010

Scripps Gerontology Center Study

Ohio Residents Age 60+

Total Population vs. Nursing Home Residents

2,300,000 2,200,000 2,100,000 2,000,000 1,900,000 1,800,000 1,700,000

2,300,000 2,200,000 2,100,000 2,000,000 1,900,000 1,800,000 1,700,000

1997 2009

Ohio 60+ Population

Medicaid 60+ Nursing Home Population

Source: Coming of Age: Tracking the Progress and Challenges of  Delivering Long?Term Services and Supports in Ohio Scripps Gerontology Center, Miami University of Ohio, June 2011

The home is the lowest cost setting in which to provide care,  and is preferred by consumers and families

Census—Revenue—EBITDA Trends

Census from Continuing Operations

28,000 27,000 26,000 25,000 24,000 23,000 22,000 21,000 20,000 19,000 18,000

12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 6/30/13

We define Adjusted EBITDA as earnings before discontinued operations,  preferred stock dividends, reevaluation of contingent consideration, interest expense, taxes, depreciation, amortization, and stock?based compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting  principles in the United States (GAAP). It should not be considered in isolation  or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP

Revenue from Continuing Operations

($ in

$280.0

$260.0 $240.0 $220.0 $200.0 $180.0 $160.0 $140.0 $120.0 $100.0

12/31/08 12/31/09 12/31/10 12/31/11 12/31/12

($ in thousands)

$22,000 $20,000 $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000  $4,000 $2,000

EBITDA

12/31/08 12/31/09 12/31/10 12/31/11 12/31/12

Condensed Consolidated Statements of Income

Continuing Operations

($ in millions) Year Ended Six Months Ended 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 6/30/2012 6/30/2013

Net Service Revenues $ 197.9 $ 219.9 $ 230.1 $ 230.1 $ 244.3 $ 119.3 $ 128.8 Cost of Service Revenues (147.3) (162.7) (170.4) (168.6) (180.2) (88.5) (96.3) General Administrative (38.6) (45.1) (47.0) (45.4) (45.9) (23.0) (23.6)

Operating Margin $ 12.0 $ 12.1 $ 12.7 $ 16.1 $ 18.2 $ 7.8 $ 8.9

Gross Margin Percentage 25.6% 26.0% 25.9% 26.7% 26.2% 25.8% 25.2%

Operating Margin Percentage 6.1% 5.5% 5.5% 7.0% 7.4% 6.5% 6.9%

Note: Operating Margin is defined as Net Service Revenues less Cost of Service Revenues and General Administrative expenses and does not include depreciation and amortization. Operating Margin is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP. Six month data for periods ended 6/30/2013 and 6/30/2012 amounts are unaudited.

Select Balance Sheet Information

($ in millions)

Key Balances 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 6/30/2013

Cash $ 6.1 $ 0.5 $ 0.8 $ 2.0 $ 1.7 $ 38.8 Accounts receivable, net 49.2 70.5 71.0 72.4 71.3 43.6 Total Assets 135.7 161.3 166.9 154.7 149.9 155.2 Debt, including current maturities 63.2 49.2 45.2 31.5 16.5 ?Stock holders’ equity $ 34.6 $ 80.6 $ 88.1 $ 86.4 $ 94.4 $ 110.3 Debt to capital ratio 64.6% 37.9% 33.9% 26.7% 14.8% 0.0%

Balances for 6/30/2013 are unaudited.

Investment Highlights

Large & Growing Market

Broad Range of Services and Payors

Differentiated, Coordinated Care Model

Positioned to Excel under Healthcare Reform

Significant Operational Scale Across National Footprint

History of Growth through Acquisition Multiple Organic Growth Opportunities Experienced Management Team

EBITDA Reconciliation

Continuing Operations

($ in millions)	Year Ended					Six Months Ended	
	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012	6/30/2012	6/30/2013
Net Income	$ (0.2)	$ (1.8)	$ 6.0	$ (2.0)	$ 7.6	$ 2.1	$ 15.7
Less: (Earnings) loss from discontinued ops	(2.5)	(2.4)	(1.7)	10.4	1.7	1.5	(10.4)
Net Income from continuing operations	(2.7)	(4.2)	4.3	8.4	9.3	3.6	5.3
Preferred stock dividends	4.3	5.4	-	-	-		
Revaluation of contingent consideration	-	-	-	(0.5)	-	-	-
Interest Income			(0.2)	(2.3)	(0.2)	-	-
Interest Expense	5.7	6.8	3.2	2.5	1.7	0.8	0.3
Income Tax Expense	(0.5)	(0.1)	1.9	4.3	4.8	2.1	2.1
Depreciation and amortization	5.2	4.1	3.4	3.2	2.5	1.3	1.1
Stock based compensation expense	0.3	0.3	0.3	0.3	0.3	0.1	0.2
Adjusted EBITDA (1)	**$ 12.3**	**$ 12.3**	**$ 12.9**	**$ 15.9**	**$ 18.4**	**$ 7.9**	**$ 9.0**

(1) We define Adjusted EBITDA as earnings before discontinued operations, preferred stock dividends, revaluation of contingent consideration, interest expense, taxes, depreciation, amortization, severance costs related to former chairman and stock-based compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any

(2) Six months ended 6/30/2013 and 6/30/2012 amounts are unaudited

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Addus HomeCare